Exhibit 10.53

KINDER MORGAN, INC.

OFFICERS’ CERTIFICATE
PURSUANT TO SECTION 301 OF INDENTURE
Each of the undersigned, Anthony Ashley and Adam Forman, the Vice President and Treasurer and the Vice President and Secretary, respectively, of Kinder Morgan, Inc. (the “Corporation”), a Delaware corporation, does hereby establish the terms of a series of senior debt Securities of the Corporation under the Indenture relating to senior debt Securities, dated as of March 1, 2012 (the “Indenture”), between the Corporation and U.S. Bank National Association, as trustee (the “Trustee”), pursuant to resolutions adopted by the Board of Directors of the Corporation, or a committee thereof, on October 15, 2014 and November 24, 2014 and in accordance with Section 301 of the Indenture, as follows:
1.    The titles of the Securities shall be “2.000% Senior Notes due 2017” (the “2017 Notes”), “3.050% Senior Notes due 2019” (the “2019 Notes”), “4.300% Senior Notes due 2025” (the “2025 Notes”), “5.300% Senior Notes due 2034” (the “2034 Notes”) and “5.550% Senior Notes due 2045” (the “2045 Notes,” and together with the 2017 Notes, the 2019 Notes, the 2025 Notes and the 2034 Notes, the “Notes”);
2.    The aggregate principal amounts of the 2017 Notes, the 2019 Notes, the 2025 Notes, the 2034 Notes and the 2045 Notes which initially may be authenticated and delivered under the Indenture shall be limited to a maximum of $500,000,000, $1,500,000,000, $1,500,000,000, $750,000,000 and $1,750,000,000, respectively, except for Notes authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of, other Notes pursuant to the terms of the Indenture, and except that any additional principal amount of the Notes may be issued in the future without the consent of Holders of the Notes so long as such additional principal amount of Notes are authenticated as required by the Indenture;
3.    The Notes shall be issued on November 26, 2014; the principal of the 2017 Notes shall be payable on December 1, 2017, the principal of the 2019 Notes shall be payable on December 1, 2019, the principal of the 2025 Notes shall be payable on June 1, 2025, the principal of the 2034 Notes shall be payable on December 1, 2034 and the principal of the 2045 Notes shall be payable on June 1, 2045; the Notes will not be entitled to the benefit of a sinking fund;
4.    The 2017 Notes shall bear interest at the rate of 2.000% per annum, the 2019 Notes shall bear interest at the rate of 3.050% per annum, the 2025 Notes shall bear interest at the rate of 4.300% per annum, the 2034 Notes shall bear interest at the rate of 5.300% per annum and the 2045 Notes shall bear interest at the rate of 5.550% per annum; in each case which interest shall accrue from November 26, 2014, or from the most recent Interest Payment Date to which interest has been paid or duly provided for, which dates shall be June 1 and December 1 of each year, and such interest shall be payable semi-annually in arrears on June 1 and December 1 of each year, commencing

Exhibit 10.53

June 1, 2015, to holders of record at the close of business on the May 15 or November 15, respectively, next preceding each such Interest Payment Date;
5.    The principal of, premium, if any, and interest on, the Notes shall be payable at the office or agency of the Corporation maintained for that purpose in the Borough of Manhattan, New York, New York; provided, however, that at the option of the Corporation, payment of interest may be made from such office in the Borough of Manhattan, New York, New York by check mailed to the address of the person entitled thereto as such address shall appear in the Security Register. If at any time there shall be no such office or agency in the Borough of Manhattan, New York, New York, where the Notes may be presented or surrendered for payment, the Corporation shall forthwith designate and maintain such an office or agency in the Borough of Manhattan, New York, New York, in order that the Notes shall at all times be payable in the Borough of Manhattan, New York, New York. The Corporation hereby initially designates the Corporate Trust Office of the Trustee in the Borough of Manhattan, New York, New York, as one such office or agency;
6.    U.S. Bank National Association is appointed as the Trustee for the Notes, and U.S. Bank National Association, and any other banking institution hereafter selected by the officers of the Corporation, are appointed agents of the Corporation (a) where the Notes may be presented for registration of transfer or exchange, (b) where notices and demands to or upon the Corporation in respect of the Notes or the Indenture may be made or served and (c) where the Notes may be presented for payment of principal and interest;
7.    At any time prior to December 1, 2017, in the case of the 2017 Notes, November 1, 2019, in the case of the 2019 Notes, March 1, 2025, in the case of the 2025 Notes, June 1, 2034, in the case of the 2034 Notes and December 1, 2044 in the case of the 2045 Notes, the notes of the applicable series will be redeemable, at the Corporation’s option, at any time in whole, or from time to time in part, upon not less than 30 and not more than 60 days notice mailed to each Holder of the Notes to be redeemed at the Holder’s address appearing in the Security Register, at a price equal to 100% of the principal amount of the Notes to be redeemed plus accrued and unpaid interest to, but excluding, the Redemption Date, subject to the right of Holders of record on the relevant Record Date to receive interest due on an Interest Payment Date that is on or prior to the Redemption Date, plus a make-whole premium, if any. At any time on or after the applicable date in the preceding sentence, the Notes will be redeemable in whole or in part, at the Corporation’s option, at a redemption price equal to 100% of the principal amount of the Notes to be redeemed plus unpaid interest accrued to, but excluding, the date of redemption. In no event will the Redemption Price ever be less than 100% of the principal amount of the Notes being redeemed plus accrued interest to, but excluding, the Redemption Date.
The amount of the make-whole premium on any Note, or portion of a Note, to be redeemed will be equal to the excess, if any, of:

(1)	the sum of the present values, calculated as of the Redemption Date, of:

•
each interest payment that, but for the redemption, would have been payable on the Note, or portion of a Note, being redeemed on each interest payment date occurring after the Redemption Date, excluding any accrued interest for the period prior to the Redemption Date; and

Exhibit 10.53

•	the principal amount that, but for the redemption, would have been payable at the stated maturity of the Note, or portion of a Note, being redeemed;
over

(2)	the principal amount of the Note, or portion of a Note, being redeemed.
The present value of interest and principal payments referred to in clause (1) above will be determined in accordance with generally accepted principles of financial analysis. The present values will be calculated by discounting the amount of each payment of interest or principal from the date that each such payment would have been payable, but for the redemption, to the Redemption Date at a discount rate equal to the Treasury Yield, as defined below, plus 0.20% in the case of the 2017 Notes, 0.25% in the case of the 2019 Notes, 0.35% in the case of the 2025 Notes, 0.35% in the case of the 2034 Notes and 0.40% in the case of the 2045 Notes.
The make-whole premium will be calculated by an independent investment banking institution of national standing appointed by the Corporation. If the Corporation fails to make that appointment at least 30 business days prior to the redemption date, or if the institution so appointed is unwilling or unable to make the calculation, the financial institution named in the Notes will make the calculation. If the financial institution named in the Notes is unwilling or unable to make the calculation, an independent investment banking institution of national standing appointed by the Trustee will make the calculation.
For purposes of determining the make-whole premium, Treasury Yield refers to an annual rate of interest equal to the weekly average yield to maturity of United States Treasury Notes that have a constant maturity that corresponds to the remaining term to maturity of the Notes to be redeemed, calculated to the nearer 1/12 of a year (the “Remaining Term”). The Treasury Yield will be determined as of the third business day immediately preceding the applicable redemption date.
The weekly average yields of United States Treasury Notes will be determined by reference to the most recent statistical release published by the Federal Reserve Bank of New York and designated “H.15(519) Selected Interest Rates” or any successor release (the “H.15 Statistical Release”). If the H.15 Statistical Release sets forth a weekly average yield for United States Treasury Notes having a constant maturity that is the same as the Remaining Term of the Notes to be redeemed, then the Treasury Yield will be equal to that weekly average yield. In all other cases, the Treasury Yield will be calculated by interpolation, on a straight-line basis, between the weekly average yields on the United States Treasury Notes that have a constant maturity closest to and greater than the Remaining Term of the Notes to be redeemed and the United States Treasury Notes that have a constant maturity closest to and less than the Remaining Term, in each case as set forth in the H.15 Statistical Release. Any weekly average yields so calculated by interpolation will be rounded to the nearer 0.01%, with any figure of 0.0050% or more being rounded upward. If weekly average yields for United States Treasury Notes are not available in the H.15 Statistical Release or otherwise, then the Treasury Yield will be calculated by interpolation of comparable rates selected by the independent investment banking institution.
If less than all of the Notes are to be redeemed, the Trustee will select the Notes to be redeemed by a method that the Trustee deems fair and appropriate. The Trustee may select for

Exhibit 10.53

redemption Notes and portions of Notes in amounts of $2,000 or integral multiples of $1,000 in excess thereof.
8.    Payment of principal of, and interest on, the Notes shall be without deduction for taxes, assessments or governmental charges paid by Holders of the Notes;
9.    The Notes are approved in the form attached hereto as Exhibit A and shall be issued upon original issuance in whole in the form of one or more book-entry Global Securities, and the Depositary shall be The Depository Trust Company; and
10.    The Notes shall be entitled to the benefits of the Indenture, including the covenants and agreements of the Corporation set forth therein, except to the extent expressly otherwise provided herein or in the Notes.
Any initially capitalized terms not otherwise defined herein shall have the meanings ascribed to such terms in the Indenture.

Exhibit 10.53

IN WITNESS WHEREOF, each of the undersigned has hereunto signed his or her name this 26th day of November, 2014.

___/s/ Anthony Ashley______________
Anthony Ashley
Vice President and Treasurer

___/s/ Adam Forman________________
Adam Forman
Vice President and Secretary

Exhibit 10.53

EXHIBIT A

[FORM OF GLOBAL NOTE]
THIS SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE THEREOF. THIS SECURITY MAY NOT BE TRANSFERRED TO, OR REGISTERED OR EXCHANGED FOR SECURITIES REGISTERED IN THE NAME OF, ANY PERSON OTHER THAN THE DEPOSITARY OR A NOMINEE THEREOF AND NO SUCH TRANSFER MAY BE REGISTERED, EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE. EVERY SECURITY AUTHENTICATED AND DELIVERED UPON REGISTRATION OF TRANSFER OF, OR IN EXCHANGE FOR OR IN LIEU OF, THIS SECURITY SHALL BE A GLOBAL SECURITY SUBJECT TO THE FOREGOING, EXCEPT IN SUCH LIMITED CIRCUMSTANCES.
UNLESS THIS SECURITY IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION, TO THE CORPORATION OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY SECURITY ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL IN AS MUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.
KINDER MORGAN, INC.
[__]% NOTE DUE [___]

NO. [__]	U.S.$[________]
CUSIP No. [_________]

KINDER MORGAN, INC., a Delaware corporation (herein called the “Corporation,” which term includes any successor Person under the Indenture hereinafter referred to), for value received, hereby promises to pay to CEDE & CO., or registered assigns, the principal sum of [_______________] United States Dollars (U.S.$[_________]) on [__________], 20[__], and to pay interest thereon from [_________], 20[__], or from the most recent Interest Payment Date to which interest has been paid, semi-annually in arrears on [_____] and [_____] in each year, commencing [____], 2015 at the rate of [____]% per annum, until the principal hereof is paid. The amount of interest payable for any period shall be computed on the basis of twelve 30-day months and a 360-day year. The amount of interest payable for any partial period shall be computed on the basis of a 360-day year of twelve 30-day months and the days elapsed in any partial month. In the event that any date on which interest is payable on this Security is not a Business Day, then a payment

Exhibit 10.53

of the interest payable on such date will be made on the next succeeding day which is a Business Day (and without any interest or other payment in respect of any such delay) with the same force and effect as if made on the date the payment was originally payable. A “Business Day” shall mean, when used with respect to any Place of Payment, each Monday, Tuesday, Wednesday, Thursday and Friday which is not a day on which banking institutions in that Place of Payment are authorized or obligated by law, executive order or regulation to close. The interest so payable, and punctually paid, on any Interest Payment Date will, as provided in such Indenture, be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest, which shall be the [______] or [______] (whether or not a Business Day), as the case may be, next preceding such Interest Payment Date. Any such interest not so punctually paid shall forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice of which shall be given to Holders of Securities of this series not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange or automated quotation system on which the Securities of this series may be listed or traded, and upon such notice as may be required by such exchange or automated quotation system, all as more fully provided in such Indenture.
The principal of, premium, if any, and interest on, this Security shall be payable at the office or agency of the Corporation maintained for that purpose in the Borough of Manhattan, New York, New York; provided, however, that at the option of the Corporation, payment of interest may be made from such office in the Borough of Manhattan, New York, New York by check mailed to the address of the person entitled thereto as such address shall appear in the Security Register. If at any time there shall be no such office or agency in the Borough of Manhattan, New York, New York where this Security may be presented or surrendered for payment, the Corporation shall forthwith designate and maintain such an office or agency in the Borough of Manhattan, New York, New York, in order that this Security shall at all times be payable in the Borough of Manhattan, New York, New York. The Corporation hereby initially designates the Corporate Trust Office of the Trustee in the Borough of Manhattan, New York, New York, as one such office or agency.
Payment of the principal of (and premium, if any) and any such interest on this Security will be made by transfer of immediately available funds to a bank account designated by the Holder in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts.
Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.
Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual signature, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

Exhibit 10.53

IN WITNESS WHEREOF, the Corporation has caused this instrument to be duly executed.
Dated: November 26, 2014
KINDER MORGAN, INC.,

By:	Anthony Ashley Vice President and Treasurer

This is one of the Securities designated therein referred to in the within-mentioned Indenture.
U.S. BANK NATIONAL ASSOCIATION,
As Trustee

By:
    Authorized Signatory

Exhibit 10.53

This Security is one of a duly authorized issue of securities of the Corporation (the “Securities”), issued and to be issued in one or more series under an Indenture dated as of March 1, 2012 relating to senior debt Securities (the “Indenture”), between the Corporation and U.S. Bank National Association, as trustee (the “Trustee”, which term includes any successor trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, obligations, duties and immunities thereunder of the Corporation, the Trustee and the Holders of the Securities and of the terms upon which the Securities are, and are to be, authenticated and delivered. As provided in the Indenture, the Securities may be issued in one or more series, which different series may be issued in various aggregate principal amounts, may mature at different times, may bear interest, if any, at different rates, may be subject to different redemption provisions, if any, may be subject to different sinking, purchase or analogous funds, if any, may be subject to different covenants and Events of Default and may otherwise vary as in the Indenture provided or permitted. This Security is one of the series designated on the face hereof, originally issued in book-entry only form in the aggregate principal amount of $[________]. This series of Securities may be reopened for issuances of additional Securities without the consent of Holders.
[Before [_____], 20[__], the][The] Securities of this series will be redeemable, at the option of the Corporation, at any time in whole, or from time to time in part, upon not less than 30 and not more than 60 days notice mailed to each Holder of these Securities to be redeemed at the Holder’s address appearing in the Security Register, at a price equal to 100% of the principal amount of the Securities of this series to be redeemed plus accrued and unpaid interest to, but excluding, the Redemption Date, subject to the right of Holders of record on the relevant Regular Record Date to receive interest due on an Interest Payment Date that is on or prior to the Redemption Date, plus a make-whole premium, if any. [At any time on or after [_____], 20[__], the Securities of this series will be redeemable in whole or in part, at the option of the Corporation, at a redemption price equal to 100% of the principal amount of the Securities of this series to be redeemed plus unpaid interest accrued to, but excluding, the date of redemption.] In no event will the Redemption Price ever be less than 100% of the principal amount of the Securities of this series being redeemed plus accrued interest to the Redemption Date.
The amount of the make-whole premium on any of the Securities of this series, or portion of the Securities of this series, to be redeemed will be equal to the excess, if any, of:

(1)	the sum of the present values, calculated as of the Redemption Date, of:
each interest payment that, but for the redemption, would have been payable on the Security, or portion of a Security, being redeemed on each Interest Payment Date occurring after the Redemption Date, excluding any accrued interest for the period prior to the Redemption Date; and
the principal amount that, but for the redemption, would have been payable at the Stated Maturity of the Security, or portion of a Security, being redeemed;
over

Exhibit 10.53

(2)	the principal amount of the Security, or portion of a Security, being redeemed.
The present value of interest and principal payments referred to in clause (1) above will be determined in accordance with generally accepted principles of financial analysis. The present values will be calculated by discounting the amount of each payment of interest or principal from the date that each such payment would have been payable, but for the redemption, to the Redemption Date at a discount rate equal to the Treasury Yield, as defined below, plus [____]%.
The make-whole premium will be calculated by an independent investment banking institution of national standing appointed by the Corporation. If the Corporation fails to make that appointment at least 30 business days prior to the Redemption Date, or if the institution so appointed is unwilling or unable to make the calculation, Barclays Capital Inc. will make the calculation. If Barclays Capital Inc. is unwilling or unable to make the calculation, an independent investment banking institution of national standing appointed by the Trustee will make the calculation.
For purposes of determining the make-whole premium, Treasury Yield refers to an annual rate of interest equal to the weekly average yield to maturity of United States Treasury Notes that have a constant maturity that corresponds to the remaining term to maturity of the Securities of this series to be redeemed, calculated to the nearer 1/12 of a year (the “Remaining Term”). The Treasury Yield will be determined as of the third business day immediately preceding the applicable Redemption Date.
The weekly average yields of United States Treasury Notes will be determined by reference to the most recent statistical release published by the Federal Reserve Bank of New York and designated “H.15(519) Selected interest Rates” or any successor release (the “H.15 Statistical Release”). If the H.15 Statistical Release sets forth a weekly average yield for United States Treasury Notes having a constant maturity that is the same as the Remaining Term of the Securities to be redeemed, then the Treasury Yield will be equal to that weekly average yield. In all other cases, the Treasury Yield will be calculated by interpolation, on a straight-line basis, between the weekly average yields on the United States Treasury Notes that have a constant maturity closest to and greater than the Remaining Term of the Securities of this series to be redeemed and the United States Treasury Notes that have a constant maturity closest to and less than the Remaining Term, in each case as set forth in the H.15 Statistical Release. Any weekly average yields so calculated by interpolation will be rounded to the nearer 0.01%, with any figure of 0.0050% or more being rounded upward. If weekly average yields for United States Treasury Notes are not available in the H.15 Statistical Release or otherwise, then the Treasury Yield will be calculated by interpolation of comparable rates selected by the independent investment banking institution.
If less than all of the Securities of this series are to be redeemed, the Trustee will select the Securities to be redeemed by a method that the Trustee deems fair and appropriate. The Trustee may select for redemption the Securities of this series and portions of such Securities in amounts of U.S.$2,000 or integral multiples of U.S.$1,000 in excess thereof.
In the event of redemption of this Security in part only, a new Security or Securities of this series and of like tenor for the unredeemed portion hereof will be issued in the name of the Holder hereof upon the cancellation hereof.

Exhibit 10.53

If an Event of Default with respect to Securities of this series shall occur and be continuing, the principal of, and any premium and accrued but unpaid interest on, the Securities of this series may be declared due and payable in the manner and with the effect provided in the Indenture.
The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Corporation and the rights of the Holders of the Securities of each series to be affected under the Indenture at any time by the Corporation and the Trustee with the consent of not less than the Holders of a majority in aggregate principal amount of the Outstanding Securities of all series to be affected (voting as one class). The Indenture also contains provisions permitting the Holders of a majority in aggregate principal amount of the Outstanding Securities of all affected series (voting as one class), on behalf of the Holders of all Securities of such series, to waive compliance by the Corporation with certain provisions of the Indenture. The Indenture permits, with certain exceptions as therein provided, the Holders of a majority in principal amount of Securities of any series then Outstanding to waive past defaults under the Indenture with respect to such series and their consequences. Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.
As provided in and subject to the provisions of the Indenture, the Holder of this Security shall not have the right to institute any proceeding with respect to the Indenture or for the appointment of a receiver or trustee or for any other remedy thereunder, unless such Holder shall have previously given the Trustee written notice of a continuing Event of Default with respect to the Securities of this series, the Holders of not less than 25% in principal amount of the Securities of this series at the time Outstanding shall have made written request to the Trustee to institute proceedings in respect of such Event of Default as Trustee and offered the Trustee reasonable indemnity and the Trustee shall not have received from the Holders of a majority in principal amount of Securities of this series at the time Outstanding a direction inconsistent with such request, and shall have failed to institute any such proceeding, for 90 days after receipt of such notice, request and offer of indemnity. The foregoing shall not apply to any suit instituted by the Holder of this Security for the enforcement of any payment of principal hereof or any premium or interest hereon on or after the respective due dates expressed herein.
No reference herein to the Indenture and no provision of this Security or of the Indenture shall, without the consent of the Holder, alter or impair the obligation of the Corporation, which is absolute and unconditional, to pay the principal of and any premium and interest on this Security at the times, place(s) and rate, and in the coin or currency, herein prescribed.
This Security shall be entitled to the benefits of the Indenture, including the covenants and agreements of the Corporation set forth therein, except to the extent expressly otherwise set forth herein.
This Global Security or portion hereof may not be exchanged for Definitive Securities of this series except in the limited circumstances provided in the Indenture.

Exhibit 10.53

The Holders of beneficial interests in this Global Security will not be entitled to receive physical delivery of Definitive Securities except as described in the Indenture and will not be considered the Holders thereof for any purpose under the Indenture.
The Securities of this series are issuable only in registered form without coupons in denominations of U.S.$1,000 and any integral multiple thereof. As provided in the Indenture and subject to certain limitations therein set forth, Securities of this series are exchangeable for a like aggregate principal amount of Securities of this series and of like tenor of a different authorized denomination, as requested by the Holder surrendering the same.
No service charge shall be made for any such registration of transfer or exchange, but the Corporation may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.
Prior to due presentment of this Security for registration of transfer, the Corporation, the Trustee and any agent of the Corporation or the Trustee may treat the Person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security is overdue, and neither the Corporation, the Trustee nor any such agent shall be affected by notice to the contrary.
Obligations of the Corporation under the Indenture and the Securities thereunder, including this Security, are non-recourse to the Corporation's Affiliates, and payable only out of cash flow and assets of the Corporation. The Trustee, and each Holder of a Security by its acceptance hereof, will be deemed to have agreed in the Indenture that (1) none of the Corporation's Affiliates, nor their respective assets, shall be liable for any of the obligations of the Corporation under the Indenture or such Securities, including this Security, and (2) no director, officer, employee, agent or shareholder, as such, of the Corporation, the Trustee or any of their respective Affiliates shall have any personal liability in respect of the obligations of the Corporation under the Indenture or such Securities by reason of his, her or its status.
The Indenture contains provisions that relieve the Corporation from the obligation to comply with certain restrictive covenants in the Indenture and for satisfaction and discharge at any time of the entire indebtedness upon compliance by the Corporation with certain conditions set forth in the Indenture.
This Security shall be governed by and construed in accordance with the laws of the State of New York.
All terms used in this Security which are defined in the Indenture shall have the meanings assigned to them in the Indenture.